Exhibit 10.2

AMENDMENT NO. 6 TO THE

AIR PRODUCTS AND CHEMICALS, INC.

RETIREMENT SAVINGS PLAN

WHEREAS, Air Products and Chemicals, Inc. (the “Company”) is the Plan Sponsor of the Air Products and Chemicals, Inc. Retirement Savings Plan (the “Plan”); and

WHEREAS, pursuant to Plan Section 7.01 the Plan may be amended at anytime; and

WHEREAS, the Company desires to amend the Plan to update Exhibit I to include three new eligible hourly locations.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Exhibit I is amended as attached hereto to include three new locations effective as of the following dates:

Memphis, TN – February 1, 2012

Bozrah, CT – February 13, 2012

Butler, PA – July 2, 2012

2.	In all other respects the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused its Senior Vice President, General Counsel and Chief Administrative Officer to execute this Sixth Amendment to the Plan on this              day of May 2013.

AIR PRODUCTS AND CHEMICALS, INC.

By:
Senior Vice President, General Counsel and
Chief Administrative Officer

Exhibit 10.2

EXHIBIT I

ELIGIBLE NONUNION HOURLY LOCATIONS DESIGNATED

BY VICE PRESIDENT - HUMAN RESOURCES

EFFECTIVE AS OF July 2, 2012:

Designated Terminal
For 125% of Base Salary

ASHLAND, KY	YES
BETHLEHEM, PA	YES
BOUNTIFUL, UT	YES
BOZRAH, CT	YES
BURNS HARBOR, IN	NO
BUTLER, IN	YES
BUTLER, PA	YES
CAMDEN, SC	YES
CARTERSVILLE, GA CHANDLER, AZ	YES YES
CONVENT, LA	NO
CONVENT, LA (Drivers)	YES
CONYERS, GA	YES
CREIGHTON, PA	YES
DECATUR, AL	YES
DEER PARK, TX	NO
EAGAN, MN	YES
GLENMONT, NY	YES
GRAY, TN	YES
LANCASTER, PA	YES
LANCASTER, PA (Express Services)	NO
LAPORTE, TX	YES
LASALLE, IL	YES
LIBERAL, KS	YES
LONG BEACH, CA MANALAPAN, NJ	YES NO
MCINTOSH, AL MEMPHIS, TN	YES YES
MIDLOTHIAN, TX	YES
MOORELAND, OK	YES
NEW MARTINSVILLE, WV	YES
NIAGARA FALLS, NY	YES
OAK CREEK, WI	YES
ORLANDO, FL	YES
PACE, FL	YES

PARKERSBURG, WV	YES
PRYOR, OK	YES
PUYALLUP, WA	YES
REIDSVILLE, NC	YES
SHAKOPEE, MN	YES
SMITHVILLE, MO	YES
SPARROWS POINT, MD (Drivers)	YES
SUFFIELD, CT	YES